UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2015

GENOMIC HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51541	77-0552594
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Penobscot Drive, Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 556-9300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2015, the Board of Directors (the “Board”) of Genomic Health, Inc. (the “Company”), amended Sections 2.2 and 2.10 of the Amended and Restated Bylaws of the Company (the “Bylaws”) to provide that each director nominee in an uncontested election (as defined in the Bylaws) shall be elected by a vote of the majority of the votes cast with respect to that director’s election, and in a contested election (as defined in the Bylaws), the director nominees receiving a plurality of the votes cast shall be elected.  A conforming change was made to the fifth paragraph of Section 3.1 of the Bylaws to add clause (i)(D), requiring a statement of a nominee for election as a director to conform with the Bylaws, as amended, and the policies of the Board with respect to majority voting.  The Board also adopted a policy with respect to majority voting, which policy will be posted on the Company’s website corporate governance page.  The policy provides, among other things, that the Nominating and Corporate Governance Committee of the Board shall recommend to the Board for nomination or election, and the Board shall nominate or elect, only candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as director, irrevocable resignations that will be effective upon (i) the failure of the candidate to receive the required vote at the next annual meeting at which he or she faces re-election and (ii) Board acceptance of such resignation.  The policy further provides that if an incumbent director fails to receive the required vote for re-election in an uncontested election, the Nominating and Corporate Governance Committee of the Board will act on an expedited basis to make a recommendation to the Board whether the director’s resignation should be accepted.  Under the policy, the Board must take action on the recommendation within 90 days from the date of certification of election results.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Bylaws, as amended, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1                               Amended and Restated Bylaws of the Company, as amended January 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2015

GENOMIC HEALTH, INC.

	By	/s/ G. Bradley Cole
	Name:	G. Bradley Cole
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company, as amended January 27, 2015.